Exhibit 99.1

Ambarella, Inc. Announces Fourth Quarter and Fiscal Year 2022 Financial Results

February 28, 2022 —Santa Clara, Calif. – Ambarella, Inc. (NASDAQ: AMBA), an AI vision silicon company, today announced fourth quarter and full year fiscal 2022 financial results for the period ending January 31, 2022.

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Revenue for the fourth quarter of fiscal 2022 was $90.2 million, up 45% from $62.1 million in the same period in fiscal 2021. For the fiscal year ending January 31, 2022, revenue was $331.9 million, up 49% from $223.0 million for the fiscal year ending January 31, 2021.

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Gross margin under U.S. generally accepted accounting principles (GAAP) for the fourth quarter of fiscal 2022 was 63.5%, compared with 60.8% for the same period in fiscal 2021. For the fiscal year ending January 31, 2022, GAAP gross margin was 62.7%, compared with 60.8% for the fiscal year ending January 31, 2021.

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GAAP net loss for the fourth quarter of fiscal 2022 was $9.2 million, or loss per diluted ordinary share of $0.25, compared with a GAAP net loss of $12.5 million, or loss per diluted ordinary share of $0.35, for the same period in fiscal 2021. GAAP net loss for the fiscal year ending January 31, 2022 was $26.4 million, or loss per diluted ordinary share of $0.72. This compares with GAAP net loss of $59.8 million, or loss per diluted ordinary share of $1.72, for the fiscal year ending January 31, 2021.

Financial results on a non-GAAP basis for the fourth quarter and full year fiscal 2022 are as follows:

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Gross margin on a non-GAAP basis for the fourth quarter of fiscal 2022 was 64.8%, compared with 61.4% for the same period in fiscal 2021. For the fiscal year ending January 31, 2022, non-GAAP gross margin was 63.4%, compared with 61.4% for the fiscal year ending January 31, 2021.

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Non-GAAP net income for the fourth quarter of fiscal 2022 was $17.9 million, or earnings per diluted ordinary share of $0.45. This compares with non-GAAP net income of $5.1 million, or earnings per diluted ordinary share of $0.14, for the same period in fiscal 2021. Non-GAAP net income for the fiscal year ending January 31, 2022 was $62.2 million, or earnings per diluted ordinary share of $1.61. This compares with non-GAAP net income of $11.9 million, or earnings per diluted ordinary share of $0.33, for the fiscal year ending January 31, 2021.

Based on information available as of today, Ambarella is offering the following guidance for the first quarter of fiscal year 2023, ending April 30, 2022:

•	Revenue is expected to be between $88.5 million and $91.5 million

•	Gross margin on a non-GAAP basis is expected to be between 63.0% and 64.0%

•	Non-GAAP operating expenses are expected to be between $41.0 million and $43.0 million

Ambarella reports gross margin, net income (loss) and earnings (losses) per share in accordance with GAAP and, additionally, on a non-GAAP basis. Non-GAAP financial information excludes the impact of stock-based compensation and acquisition-related costs adjusted for the associated tax impact, which includes the effect of any benefits or shortfalls recognized. A reconciliation of the GAAP to non-GAAP gross margin, net income (loss) and earnings (losses) per share for the periods presented, as well as a description of the items excluded from the non-GAAP calculations, is included in the financial statements portion of this press release.

Total cash on hand at the end of the fourth quarter of fiscal 2022 was $171.0 million, compared with cash, cash equivalents and marketable securities of $440.7 million at the end of the same quarter a year ago. Ambarella fully liquidated its debt security investments by the end of the third quarter of fiscal 2022 to finance the acquisition of Oculii Corp.

“Fiscal 2022 was an inflection year with record revenue and numerous milestones achieved. Computer vision revenue tripled and exceeded 25% of total revenue, driving our blended average selling price higher and fueling expansion of non-GAAP operating margin from 4% in fiscal 2021 to 19% in fiscal 2022. We acquired HD radar leader Oculii, and in fiscal 2023 our first 5nm SoC, CV5, is expected to generate revenue and CV3, our second 5nm SoC targeting the automotive domain controller market, is expected to sample,” said Fermi Wang, President and CEO. “We continue to face headwinds, including geopolitical, public health, and persistent supply chain challenges. Nevertheless, we believe we are now decisively established in front of the positive AIoT secular trends and our commitment and execution are expected to drive CV to be 45% of total revenue in fiscal 2023.”

Quarterly Conference Call

Ambarella plans to hold a conference call at 4:30 p.m. Eastern Time / 1:30 p.m. Pacific Time today with Fermi Wang, President and Chief Executive Officer, John Young, Vice President, Finance and interim Principal Financial Officer and Principal Accounting Officer, and Louis Gerhardy, Corporate Development, to discuss the fourth quarter and full year fiscal 2022 results. The call can be accessed by dialing 877-304-8963 in the USA; international callers should dial 760-666-4834. Please dial in ten minutes prior to the scheduled conference call time. A live and archived webcast of the call will be available on Ambarella’s website at http://www.ambarella.com/ for up to 30 days after the call.

About Ambarella

Ambarella’s products are used in a wide variety of human and computer vision applications, including video security, advanced driver assistance systems (ADAS), electronic mirror, drive recorder, driver/cabin monitoring, autonomous driving and robotics applications. Ambarella’s low-power systems-on-chip (SoCs) offer high-resolution video compression, advanced image processing and powerful deep neural network processing to enable intelligent perception, fusion and central processing systems to extract valuable data from high-resolution video and radar streams. For more information, please visit www.ambarella.com

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements that are not historical facts and often can be identified by terms such as “outlook,” “projected,” “intends,” “will,” “estimates,” “anticipates,” “expects,” “believes,” “could,” or similar expressions, including the guidance for the first quarter of fiscal year 2023 ending April 30, 2022, and the comments of our CEO relating to the Company’s ability to generate revenue from its computer vision, or CV, products, the Company’s expectations of future volumes of CV product shipments, the percentage of total revenue that may be derived from CV products, AIoT market trends, and headwinds faced by the Company that may impact the Company’s business and operations. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. Our actual results could differ materially from those predicted or implied and reported results should not be considered as an indication of our future performance.

The risks and uncertainties referred to above include, but are not limited to, risks associated with revenue being generated from customers or design wins, neither of which is assured; the commercial success of our customers’ products; risks associated with the COVID-19 virus and its impact on the global economy or any of our operations or the operations of our customers; risks associated with the semiconductor supply chain, including the ability of our suppliers to meet our demand; our growth strategy; global economic and political conditions, including possible trade tariffs, trade restrictions and export controls that impact our products, our customers or our customers’ products; our ability to anticipate future market demands and future needs of our customers; our ability to introduce new and enhanced solutions; our ability to develop, and to generate revenue from, new advanced technologies, such as computer vision functionality; our ability to retain and expand customer relationships and to achieve design wins; the expansion of our current markets and our ability to successfully enter new markets, such as the OEM automotive and robotics markets; anticipated trends and challenges, including competition, in the markets in which we operate; our ability to effectively manage growth; our ability to retain key employees; and the potential for intellectual property disputes or other litigation.

Further information on these and other factors that could affect our financial results is included in the company’s Annual Report on Form 10-K for our 2021 fiscal year, which is on file with the Securities and Exchange Commission. Additional information is also set forth in the company’s quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings the company makes with the Securities and Exchange Commission from time to time, copies of which may be obtained by visiting the Investor Relations portion of our web site at www.ambarella.com or the SEC’s web site at www.sec.gov. Undue reliance should not be placed on the forward-looking statements in this release, which are based on information available to us on the date hereof. The results we report in our Annual Report on Form 10-K for the fiscal year ending January 31, 2022 could differ from the preliminary results announced in this press release.

Ambarella assumes no obligation and does not intend to update the forward-looking statements made in this press release, except as required by law.

Non-GAAP Financial Measures

The company has provided in this release non-GAAP financial information, including non-GAAP gross margin, net income, and earnings per share, as a supplement to the consolidated financial statements, which are prepared in accordance with generally accepted accounting principles (“GAAP”). Management uses these non-GAAP financial measures internally in analyzing the company’s financial results to assess operational performance and liquidity. The company believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing its performance and when planning, forecasting and analyzing future periods. Further, the company believes these non-GAAP financial measures are useful to investors because they allow for greater transparency with respect to key financial metrics that the company uses in making operating decisions and because the company believes that investors and analysts use them to help assess the health of its business and for comparison to other companies. Non-GAAP results are presented for supplemental informational purposes only for understanding the company’s operating results. The non-GAAP information should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP measures used by other companies.

With respect to its financial results for the fourth quarter of fiscal year 2022, the company has provided below reconciliations of its non-GAAP financial measures to its most directly comparable GAAP financial measures. With respect to the company’s expectations for the first quarter of fiscal year 2023, a reconciliation of non-GAAP gross margin and non-GAAP operating expenses guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability and low visibility with respect to the charges excluded from these non-GAAP measures. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

AMBARELLA, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2022	2021	2022	2021
Revenue	$90,229	$62,142	$331,856	$222,990
Cost of revenue	32,907	24,339	123,724	87,417

Gross profit	57,322	37,803	208,132	135,573

Operating expenses:
Research and development	48,543	37,184	167,337	140,759
Selling, general and administrative	21,115	14,632	70,438	55,980

Total operating expenses	69,658	51,816	237,775	196,739
Loss from operations	(12,336)	(14,013)	(29,643)	(61,166)
Other income (expense), net	(216)	632	1,002	3,863

Loss before income taxes	(12,552)	(13,381)	(28,641)	(57,303)
Provision (benefit) for income taxes	(3,359)	(892)	(2,230)	2,483

Net loss	$(9,193)	$(12,489)	$(26,411)	$(59,786)

Net loss per share attributable to ordinary shareholders:
Basic	$(0.25)	$(0.35)	$(0.72)	$(1.72)

Diluted	$(0.25)	$(0.35)	$(0.72)	$(1.72)

Weighted-average shares used to compute net loss per share attributable to ordinary shareholders:
Basic	37,133,454	35,338,351	36,577,120	34,679,717

Diluted	37,133,454	35,338,351	36,577,120	34,679,717

The following tables present details of stock-based compensation and acquisition-related costs included in each functional line item in the consolidated statements of operations above:

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2022	2021	2022	2021

	(unaudited, in thousands)
Stock-based compensation:
Cost of revenue	$416	$347	$1,489	$1,328
Research and development	18,343	11,501	54,787	42,903
Selling, general and administrative	8,775	6,879	31,525	25,903

Total stock-based compensation	$27,534	$18,727	$87,801	$70,134

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2022	2021	2022	2021

	(unaudited, in thousands)
Acquisition-related costs:
Cost of revenue	$757	$—	$903	$—
Research and development	1	—	8	—
Selling, general and administrative	2,220	—	3,821	—

Total acquisition-related costs	$2,978	$—	$4,732	$—

The difference between GAAP and non-GAAP gross margin was 1.3% and 0.6%, or $1.2 million and $0.3 million, for the three months ending January 31, 2022 and 2021, respectively. The difference between GAAP and non-GAAP gross margin was 0.7% and 0.6%, or $2.4 million and $1.3 million, for the fiscal years ending January 31, 2022 and 2021, respectively. The differences were due to the effect of stock-based compensation and the amortization of acquisition-related costs.

AMBARELLA, INC.

RECONCILIATION OF GAAP TO NON-GAAP DILUTED EARNINGS (LOSSES) PER SHARE

(in thousands, except share and per share data)

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2022	2021	2022	2021
	(unaudited)
GAAP net loss	$ (9,193)	$(12,489)	$(26,411)	$(59,786)

Non-GAAP adjustments:
Stock-based compensation expense	27,534	18,727	87,801	70,134
Acquisition-related costs	2,978	—	4,732	—
Income tax effect	(3,445)	(1,092)	(3,971)	1,513

Non-GAAP net income	$17,874	$5,146	$62,151	$11,861

GAAP - diluted weighted average shares	37,133,454	35,338,351	36,577,120	34,679,717
Non-GAAP - diluted weighted average shares	39,655,416	37,569,396	38,706,977	35,994,296

GAAP - diluted net loss per share	$(0.25)	$(0.35)	$(0.72)	$(1.72)
Non-GAAP adjustments:
Stock-based compensation expense	0.74	0.53	2.40	2.02
Acquisition-related costs	0.08	—	0.13	—
Income tax effect	(0.09)	(0.03)	(0.11)	0.04
Effect of Non-GAAP - diluted weighted average shares	(0.03)	(0.01)	(0.09)	(0.01)
Non-GAAP - diluted net income per share	$0.45	$0.14	$1.61	$0.33

AMBARELLA, INC.

CONSOLIDATED BALANCE SHEETS

(unaudited, in thousands)

	January 31,	January 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$171,043	$241,274
Marketable debt securities	—	199,434
Accounts receivable, net	44,307	24,974
Inventories	45,219	26,081
Restricted cash	10	10
Prepaid expenses and other current assets	6,169	5,531

Total current assets	266,748	497,304

Property and equipment, net	10,134	5,530
Deferred tax assets, non-current	15,340	10,914
Intangible assets, net	46,302	18,703
Operating lease right-of-use assets, net	11,127	9,659
Goodwill	303,625	26,601
Other non-current assets	4,269	4,569

Total assets	$657,545	$573,280

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	31,170	21,124
Accrued and other current liabilities	52,064	48,126
Operating lease liabilities, current	3,391	2,911
Income taxes payable	1,245	962
Deferred revenue, current	1,414	844

Total current liabilities	89,284	73,967

Operating lease liabilities, non-current	8,322	7,525
Other long-term liabilities	12,763	16,812

Total liabilities	110,369	98,304

Shareholders’ equity:
Preference shares	—	—
Ordinary shares	17	16
Additional paid-in capital	447,287	347,458
Accumulated other comprehensive income	—	1,219
Retained earnings	99,872	126,283

Total shareholders’ equity	547,176	474,976

Total liabilities and shareholders’ equity	$657,545	$573,280

Contact:

Louis Gerhardy

408.636.2310

lgerhardy@ambarella.com